Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, certifies that to the best of his knowledge (1) this Annual Report of Global Income Trust, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (this “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company as of December 31, 2014 and 2013 and the results of its operations for the years ended December 31, 2014, 2013 and 2012.

Date: March 13, 2015	By:	/s/ Thomas K. Sittema
THOMAS K. SITTEMA
Chief Executive Officer and President

Date: March 13, 2015	By:	/s/ Tammy J. Tipton
TAMMY J. TIPTON
Chief Financial Officer